Exhibit 10.8

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED

INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i)

NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE

COMPANY IF PUBLICLY DISCLOSED

Amendment No 1

to the License and Collaboration Agreement of 19th May 2015

by and between

BioNTech AG

and

Genmab A/S

This Amendment No 1 is made the 18th day of May 2017 (the “Amendment No 1 Effective Date”), by and between

GENMAB A/S, a Danish corporation having its principal Office at Bredgade 34E, 1260 Copenhagen K, Denmark, CVR no. 2102 3884 (“Genmab”), and

BIONTECH AG, a German corporation having its principal office at An der Goldgrube 12, 55131 Mainz, Germany (“BioNTech”)

(Genmab and BioNTech are sometimes hereinafter referred to collectively as the “Parties” or individually as a “Party”)

RECITALS:

A.

Genmab and BioNTech entered into a License and Collaboration Agreement on 19 May 2015 to jointly research, develop and commercialize polypeptide-based bispecific antibodies using Genmab’s proprietary DuoBody® Platform technology against certain target combinations in combination with Genmab’s proprietary [***] Technology for the treatment of cancer (“the Agreement”);

B.	Genmab and BioNTech entered into a Side Letter on 8 January 2016 regarding New Collaboration IP; and

C.

Genmab and BioNTech entered into a Side Letter No 2 on 13 May 2016 to include Genmab B.V.’s [***] Technology in Phase A of the collaboration to investigate the applicability of this technology and combination of this technology with the Inert Format Technology and/or DuoBody Platform technology with respect to certain Collaboration Targets expressed on the same cell (the cis concept);

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, hereby agree to amend the Agreement as follows:

1. Except as otherwise defined herein, the words and phrases in the Agreement shall have the same meaning in this Amendment No 1.

2. Section 2.5 of the Agreement is deleted in its entirety and replaced by the below new Section 2.5 with retroactive effect from the Effective Date:

“2.5 Duration of Phase A. The joint research and development activities in Phase A are scheduled for an initial term of [***] years starting on the Effective Date. The Parties shall discuss in good faith an extension of Phase A at the latest [***] months before the end of the initial term, provided that any extension of Phase A shall require the written mutual agreement between the Parties.”

3. The Research Plan is hereby amended by adding the below additional research activities:

For the trans product concepts, additional in vivo POC, in vitro immunogenicity screening and in vitro MoA studies will be performed to support clinical candidate nomination.

For the tumor targeting approach, additional in vitro and in vivo POC experiments will be performed for [***] support selection of preferred target and antibody combinations. In case POC is established, selected clone(s) will be humanized and tested in in vivo models and exploratory toxicity studies.

The Joint Research Committee (JRC) shall decide and document:

•	the specific details of the agreed additional research activities to be performed

•	the budget for the additional research activities

•	the allocation of FTEs for the additional research activities,

•	the relevant criteria to be met for establishing POC, and

•	the relevant specifications to be met for nominating a Clinical Candidate

4. Save as set forth in this Amendment No 1, all other terms and conditions of the Agreement shall remain in full force and effect.

5. This Amendment No 1 may be signed in any number of counterparts with the same effect as if the signatures to each counterpart were upon a single instrument, and all such counterparts together shall be deemed an original of this Amendment No 1.

IN WITNESS WHEREOF, authorized representatives of the Parties have duly executed this Amendment No 1 as of the Amendment No 1 Effective Date.

For GENMAB A/S:		For BIONTECH AG:

By:	[***]	By:	[***]

Name:	[***]	Name:	[***]

Title:	[***]	Title:	[***]